SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 6, 2005

                          SENSOR SYSTEM SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      0-024828                 98-0226032
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


   45 Parker Avenue, Suite A, Irvine, California                  92618
      (Address of principal executive offices)                  (Zip code)
                  (949) 855-6688
Registrant's telephone number, including area code:



                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Standby Equity Distribution Agreement

      On October 6, 2005, Sensor System Solutions, Inc. (the "Company") entered into a Standby Equity Distribution Agreement (the "SEDA") with Cornell Capital Partners, LP ("Cornell"). Pursuant to the SEDA, the Company may, at its discretion, periodically sell to Cornell shares of its common stock, par value $0.01 per share (the "Common Stock") for a total purchase price of up to Fifteen Million Dollars ($15,000,000). For each share of Common Stock purchased under the SEDA, Cornell will pay to the Company ninety-five percent (95%) of the lowest closing bid price (as reported by Bloomberg, LP) of the Common Stock on the principal market (whichever is at the time the principal trading exchange or market for the Common Stock). Cornell will also retain five percent (5%) of each advance under the SEDA. Cornell's obligation to purchase shares of Common Stock under the SEDA is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the SEDA and the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than Fifty Thousand Dollars ($500,000) (as such terms are defined in the SEDA). In connection with the SEDA, Cornell received a commitment fee of One Million Four Hundred Seventy One Thousand Four Hundred Twenty Nine (1,471,429) shares of Common Stock in an amount equal to Five Hundred Fifteen Thousand Dollars ($515,000).

      The Company also issued to Cornell a warrant (the "Warrant") to purchase, at Cornell's discretion, up to Six Hundred Thousand (600,000) fully paid and nonassessable shares of Common Stock at a fixed exercise price of $0.35 per share, or as subsequently adjusted pursuant to the terms of the Warrant.

Securities Purchase Agreement

      On October 6, 2005, the Company entered into a securities purchase agreement (the "Purchase Agreement") pursuant to which the Company shall sell to Cornell secured convertible debentures (the "Debentures") in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000), plus accrued interest, which is convertible, at Cornell's discretion, into Common Stock. Four Hundred Thousand Dollars ($400,000) was funded on the fifth (5th) business day following October 6, 2005, and Two Hundred Thousand Dollars ($200,000) shall be funded two (2) business days prior to the filing date of the registration statement to be filed with the United States Securities and Exchange Commission pursuant to that certain Investor Registration Rights Agreement, dated October 6, 2005 and attached hereto as Exhibit 99.4. The Debentures are convertible, in whole or in part, at any time and from time to time before maturity at the option of the holder at a fixed price of $0.245 per share, subject to certain limitations as provided therein. The Debentures have a term of (1) year, piggy-back registration rights and accrues interest at a rate equal to ten percent (10%) per year.

      The Debentures are secured by certain Pledged Property as such term is defined in that certain Security Agreement, of even date with the Purchase Agreement and attached hereto as Exhibit 99.6. The Company also executed an Insider Pledge and Escrow Agreement ("PEA"), of even date with the Purchase Agreement and attached hereto as Exhibit 99.7, pursuant to which the Company has agreed to provide to Cornell a security interest in certain Pledged Shares (as such term is defined in the PEA) to secure the Company's obligations under the Transaction Documents (as defined in the Purchase Agreement) or any other obligations of the Company to Cornell.



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

Item 3.02. Unregistered Sales of Equity Securities.

Standby Equity Distribution Agreement

      On October 6, 2005, in connection with the SEDA, Cornell received a commitment fee of One Million Four Hundred Seventy One Thousand Four Hundred Twenty Nine (1,471,429) shares of Common Stock in an amount equal to Five Hundred Fifteen Thousand Dollars ($515,000). The Company also issued a Warrant to Cornell to purchase Common Stock as is more fully described in Item 1.01 above.

      On October 6, 2005, the Company issued to Monitor Capital, Inc. Twenty Eight Thousand Five Hundred Seventy One (28,571) shares of Common Stock (an amount equal to Ten Thousand Dollars ($10,000) divided by $0.35 per share) under the Sensor System Solutions, Inc. Placement Agent Agreement in connection with the SEDA.

Securities Purchase Agreement

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description:

----------------    --------------------------------------------------------    ------------------
Exhibit             Description                                                     Location
----------------    --------------------------------------------------------    ------------------
                    Standby Equity Distribution Agreement, dated as
Exhibit 99.1        of October 6, 2005, by and between the Company and
                    Cornell Capital Partners, LP                                Provided herewith

Exhibit 99.2        Warrant, dated as of October 6, 2005, issued by the
                    Company to Cornell Capital Partners, LP                     Provided herewith

                    Securities Purchase Agreement, dated as of October 6,
Exhibit 99.3        2005, by and between the Company and Cornell Capital
                    Partners, LP                                                Provided herewith

                    Investor Registration Rights Agreement, dated as of
Exhibit 99.4        October 6, 2005, by and between the Company and Cornell
                    Capital Partners, LP                                        Provided herewith

                    Escrow Agreement, dated as of October 6, 2005, by and
Exhibit 99.5        among the Company, Cornell Capital Partners, LP and         Provided herewith
                    David Gonzalez, Esq., as escrow agent

                    Security Agreeement, dated as of October 6, 2005, by and
Exhibit 99.6        between the Company and Cornell Capital Partners, LP        Provided herewith

                    Insider Pledge and Escrow Agreement, dated as of October
Exhibit 99.7        6, 2005, by and among the Company, Cornell Capital          Provided herewith
                    Partners, LP and David Gonzalez, Esq., as escrow agent



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

----------------    --------------------------------------------------------    ------------------
Exhibit             Description                                                     Location
----------------    --------------------------------------------------------    ------------------
                    Irrevocable Transfer Agent Instructions, dated as of
Exhibit 99.8        October 6, 2005, by and among the Company, David            Provided herewith
                    Gonzalez, Esq. and Worldwide Stock Transfer, LLC

                    Sensor System Solutions, Inc. Placement Agent Agreement,
Exhibit 99.9        dated as of October 6, 2005, by and among the Company,
                    Cornell Capital Partners, LP and Monitor Capital, Inc.,     Provided herewith
                    as placement agent

                    Secured Convertible Debenture, dated October 6, 2005,
Exhibit 99.10       issued by the Company to Cornell Capital Partners, LP       Provided herewith






























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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 12, 2005                         SENSOR SYSTEM SOLUTIONS


                                                  By:    /s/ Michael Young
                                                         -----------------
                                                  Name:  Michael Young
                                                  Title: Chief Executive Officer
































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